                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 25th day of February, 1997.

                                                   /s/ Chang Hee Kim

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                                                   Name: Chang Hee Kim

                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of February, 1997.

                                                   /s/ Robert J. Callander

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                                                   Name: Robert J. Callander

                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of February, 1997.

                                                   /s/ William H. Gleysteen, Jr.

                                                   -----------------------------
                                                   Name: William H. Gleysteen,
                                                   Jr.

                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 20th day of February, 1997.

                                                   /s/ Hugh Patrick

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                                                   Name: Hugh Patrick

                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 22nd day of February, 1997.

                                                   /s/ Tai Ho Lee

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                                                   Name: Tai Ho Lee

                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of February, 1997.

                                                   /s/ Wilson Nolen

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                                                   Name: Wilson Nolen

                               POWER OF ATTORNEY

     The undersigned, a Director of THE KOREA FUND, INC., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Juris Padegs, Kathryn L. Quirk and Thomas F. McDonough, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute and deliver in his name and on his behalf in any and all capacities:

          (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purposes of registering shares of common stock of the Corporation, $0.01 par value (the "Securities"), and rights entitling the shareholders of the Corporation to subscribe for the Securities ("Rights"), under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, respectively;

          (b) any and all supplements and amendments (including without limitation, post-effective amendments) to such Registration Statements;

     and any and all other documents and instruments in connection with the issuance of the Rights and the Securities which such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with (a) the federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect to any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (c) the foreign investment and securities laws of Korea, Japan and any other foreign jurisdiction; and the undersigned does hereby grant unto such attorneys-in-fact, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might and could do in person, and ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of February, 1997.

                                                   /s/ Nicholas Bratt

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                                                   Name: Nicholas Bratt